                                                                    EXHIBIT 20.1

                                                                       EXHIBIT C

           FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                  Series 1996-1

                             MBNA America Bank, N.A.

                      FIRST UNION MASTER CREDIT CARD TRUST

              The information which is required to be prepared with respect to the Distribution Date NOVEMBER 15, 2000 and with respect to the performance of the Trust during the related Monthly Period.

              Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A             Information Regarding the Currrent Monthly Distribution
              (Stated on the basis of $1,000 Original Certificate Principal Amount)
              1           The amount of the current monthly distribution in
                          respect of Class A Monthly Principal                                                                  0
                                                                                                             ---------------------

              2           The amount of the current monthly distribution in
                          respect of Class B Monthly Principal                                                                  0
                                                                                                             ---------------------

              3           The amount of the current monthly distribution in
                          respect of Collateral Monthly Principal                                                      13,879,696
                                                                                                             ---------------------

              4           The amount of the current monthly distribution in
                          respect of CLASS A MONTHLY INTEREST                                                           5,205,667
                                                                                                             ---------------------

              5           The amount of the current monthly distribution in
                          respect of Class A Deficiency Amounts                                                                 0
                                                                                                             ---------------------

              6           The amount of the current monthly distribution in
                          respect of Class A Additional Interest                                                                0
                                                                                                             ---------------------

              7           The amount of the current monthly distribution in
                          respect of CLASS B MONTHLY INTEREST                                                             433,447
                                                                                                             ---------------------

              8           The amount of the current monthly distribution in
                          respect of Class B Deficiency Amounts                                                                 0
                                                                                                             ---------------------

              9           The amount of the current monthly distribution in
                          respect of Class B Additional Interest                                                                0
                                                                                                             ---------------------

              10          The amount of the current monthly distribution in
                          respect of COLLATERAL MONTHLY INTEREST                                                          390,747
                                                                                                             ---------------------

              11          The amount of the current monthly distribution in
                          respect of any accrued and unpaid Collateral monthly interest                                         0
                                                                                                             ---------------------

B             Information Regarding the Performance of the Trust
              1           COLLECTION OF PRINCIPAL RECEIVABLES

                          a)          The aggregate amount of Principal Collections
                                      processed during the related Monthly
                                      Period which were allocated in respect of the
                                      Class A Certificates                                                             89,084,912
                                                                                                             ---------------------

                          b)          The aggregate amount of Principal Collections
                                      processed during the related Monthly
                                      Period which were allocated in respect of the
                                      Class B Certificates                                                              7,288,792
                                                                                                             ---------------------

                          c)          The aggregate amount of Principal Collections
                                      processed during the related Monthly Period
                                      which were allocated in respect of the
                                      Collateral Interest                                                              11,608,037
                                                                                                             ---------------------

              2           PRINCIPAL RECEIVABLES IN THE TRUST
                          a)          The aggregate amount of Principal
                                      Receivables in the Trust as of the end of the
                                      day on the last day of the related Monthly
                                      Period (ending Principal Balance)                                             1,878,341,271
                                                                                                             ---------------------

                          b)          The amount of Principal Receivables in the
                                      Trust represented by the Series 1996-1
                                      Adjusted Investor Interest as of the end of
                                      the day on the last day of the related
                                      Monthly Period (10/31/00)                                                       600,362,202
                                                                                                             ---------------------

                          c)          The amount of Principal Receivables in the
                                      Trust represented by the Class A Adjusted
                                      Investor Interest as of the end of the day
                                      on the last day of the related Monthly
                                      Period (10/31/00)                                                               459,058,376
                                                                                                             ---------------------

                          d)          The amount of Principal Receivables in the
                                      Trust represented by the Class B Investor
                                      Interest as of the end of the day on the
                                      last day of the related Monthly Period (10/31/00)                                75,273,000
                                                                                                             ---------------------

                          e)          The amount of Principal Receivables in
                                      the Trust represented by the Collateral
                                      Adjusted Interest as of the end of the day on the last
                                      day of the related Monthly Period (10/31/00)                                     66,030,826
                                                                                                             ---------------------

                          f)          The Floating Investor Percentage with
                                      respect to the related Monthly Period                                                38.50%
                                                                                                             ---------------------

                          g)          The Class A Floating Allocation with respect
                                      to the related Monthly Period                                                        76.46%
                                                                                                             ---------------------

                          h)          The Class B Floating Allocation with respect
                                      to the related Monthly Period                                                        12.54%
                                                                                                             ---------------------

                          I)          The Collateral Floating Allocation with respect
                                      to the related Monthly Period                                                        11.00%
                                                                                                             ---------------------

                          j)          The Fixed Investor Percentage with respect to
                                      the related Monthly Period                                                           58.85%
                                                                                                             ---------------------

                          k)          The Class A Fixed Allocation with respect to
                                      the related Monthly Period                                                           82.50%
                                                                                                             ---------------------

                          l)          The Class B Fixed Allocation with respect to
                                      the related Monthly Period                                                            6.75%
                                                                                                             ---------------------

                          m)          The Collateral Fixed Allocation with respect
                                      to the related Monthly Period                                                        10.75%
                                                                                                             ---------------------

              3           DELINQUENT BALANCES

                          The aggregate amount of outstanding balances in the
                          Accounts which were delinquent as of the end of the
                          day on the last day of the related Monthly Period:
                                                                              Aggregate                      Percentage of
                                                                              Account                        Total
                                                                              Balance                        Receivables
                          a) 35 - 64 days                                           25,564,649                              1.31%
                                                                              -----------------              ---------------------
                          b) 65-94 days                                             14,289,260                              0.73%
                                                                              -----------------              ---------------------
                          c) 95-124 days                                             8,802,127                              0.45%
                                                                              -----------------              ---------------------
                          d) 125-154 days                                            6,112,946                              0.31%
                                                                              -----------------              ---------------------
                          e) 155 or more days                                        5,182,668                              0.27%
                                                                              -----------------              ---------------------
                          Total                                                     59,951,650                              3.07%
                                                                              -----------------              ---------------------

              4           CREDIT LOSS AMOUNT (ALLOCABLE TO SERIES 1996-1)
                          a)          The Aggregate Credit Loss Amount for
                                      the related Monthly Period                                                        1,296,618
                                                                                                             ---------------------

                          b)          The Class A Credit Loss Amount for
                                      the related Monthly Period                                                        1,020,787
                                                                                                             ---------------------

                          c)          The Class B Credit Loss Amount for
                                      the related Monthly Period                                                          133,795
                                                                                                             ---------------------

                          d)          The Collateral Credit Loss Amount for
                                      the related Monthly Period                                                          142,035
                                                                                                             ---------------------

              5           INVESTOR CHARGE OFFS
                          a)          The aggregate amount of Class A Investor
                                      Charge Offs for the related Monthly Period                                                0
                                                                                                             ---------------------

                          b)          The aggregate amount of Class A Investor
                                      Charge Offs set forth in 5(a) above per $1,000
                                      of original certificate principal amount                                                  0
                                                                                                             ---------------------

                          c)          The aggregate amount of Class B Investor
                                      Charge Offs for the related Monthly Period                                                0
                                                                                                             ---------------------

                          d)          The aggregate amount of Class B Investor
                                      Charge Offs set forth in 5(c) above per $1,000
                                      of original certificate principal amount                                                  0
                                                                                                             ---------------------

                          e)          The aggregate amount of Collateral Charge
                                      Offs for the related Monthly Period                                                       0
                                                                                                             ---------------------

                          f)          The aggregate amount of Collateral Charge
                                      Offs set forth in 5(e) above per $1,000 of
                                      original certificate principal amount                                                     0
                                                                                                             ---------------------

                          g)          The aggregate amount of Class A Investor
                                      Charge Offs reimbursed on the Transfer Date
                                      immediately preceding this Distribution Date                                              0
                                                                                                             ---------------------

                          h)          The aggregate amount of Class A Investor
                                      Charge Offs set forth in 5(g) above per
                                      $1,000 original certificate principal
                                      amount reimbursed on the Transfer Date
                                      immediately preceding this Distribution Date                                              0
                                                                                                             ---------------------

                          i)          The aggregate amount of Class B Investor
                                      Charge Offs reimbursed on the Transfer Date
                                      immediately preceding this Distribution Date                                              0
                                                                                                             ---------------------

                          j)          The aggregate amount of Class B Investor
                                      Charge Offs set forth in 5(I) above per
                                      $1,000 original certificate principal
                                      amount reimbursed on the Transfer Date
                                      immediately preceding this Distribution Date                                              0
                                                                                                             ---------------------

                          k)          The aggregate amount of Collateral Charge
                                      Offs reimbursed on the Transfer Date
                                      immediately preceding this Distribution Date                                              0
                                                                                                             ---------------------

                          l)          The aggregate amount of Collateral Charge
                                      Offs set forth in 5(k) above per $1,000
                                      original certificate principal amount
                                      reimbursed on the Transfer Date
                                      immediately preceding this Distribution Date                                              0
                                                                                                             ---------------------

              6           INVESTOR SERVICING FEE (ALLOCABLE TO SERIES 1996-1)
                          a)          The amount of the Class A Servicing Fee
                                      payable by the Trust to the Servicer for
                                      the related Monthly Period                                                          478,186
                                                                                                             ---------------------

                          b)          The amount of the Class B Servicing Fee
                                      payable by the Trust to the Servicer for
                                      the related Monthly Period                                                           78,409
                                                                                                             ---------------------

                          c)          The amount of the Collateral Servicing Fee
                                      payable by the Trust to the Servicer for
                                      the related Monthly Period                                                           68,782
                                                                                                             ---------------------

                          d)          The amount of Servicer Interchange
                                      payable by the Trust to the Servicer for the
                                      related Monthly Period                                                              375,226
                                                                                                             ---------------------

              7           REALLOCATIONS
                          a)          The amount of Reallocated Collateral Principal
                                      collections with respect to this Distribution Date                                        0
                                                                                                             ---------------------

                          b)          The amount of Reallocated Class B Principal
                                      collections with respect to this Distribution Date                                        0
                                                                                                             ---------------------

                          c)          The COLLATERAL BALANCE as of the close of
                                      business on this Distribution Date (11/15/00)                                    52,151,131
                                                                                                             ---------------------

                          d)          The CLASS B INVESTOR BALANCE as of the close
                                      of business on this Distribution Date                                            75,273,000
                                                                                                             ---------------------

              8           FINANCE CHARGE COLLECTIONS ALLOCABLE TO SERIES 1996-1
                          a)          The aggregate amount of Collections of Finance
                                      Charge Receivables processed during the
                                      related Monthly Period which were allocated
                                      in respect of the Class A Certificates                                           14,367,782
                                                                                                             ---------------------

                          b)          The aggregate amount of Collections of Finance
                                      Charge Receivables processed during the
                                      related Monthly Period which were allocated
                                      in respect of the Class B Certificates                                            1,552,937
                                                                                                             ---------------------

                          c)          The aggregate amount of Collections of Finance
                                      Charge Receivables processed during the
                                      related Monthly Period which were allocated
                                      in respect of the Collateral Interest                                             1,637,923
                                                                                                             ---------------------

              9           PRINCIPAL FUNDING ACCOUNT
                          a)          The principal amount on deposit in the Principal
                                      Funding Account on or before the related Transfer Date
                                      (NOVEMBER 14, 2000):                                                            576,177,030
                                                                                                             ---------------------

                          b)          The Accumulation Shortfall with respect to the
                                      related Monthly Period                                                                    0
                                                                                                             ---------------------

                          c)          The Principal Funding Investment Proceeds
                                      deposited in the Finance Charge Account on or
                                      before the Transfer Date of the related
                                      Monthly Period                                                                    2,456,778
                                                                                                             ---------------------

                          d)          The amount of all or the portion of the Reserve
                                      Draw Amount deposited in the Finance Charge
                                      Account on or before the Transfer date of the
                                      related Monthly Period from the Reserve Account                                     151,383
                                                                                                             ---------------------

              10          RESERVE DRAW AMOUNT                                                                             151,383
                                                                                                             ---------------------

              11          AVAILABLE FUNDS [FINANCE CHARGE COLLECTIONS MINUS
                          SERVICER INTERCHANGE]
                          a)          The amount of Class A Available Funds on deposit
                                      in the Finance Charge Account on or before the
                                      related Transfer Date                                                            14,080,871
                                                                                                             ---------------------

                          b)          The amount of Class B Available Funds on deposit
                                      in the Finance Charge Account on the related
                                      Transfer Date                                                                     1,505,891
                                                                                                             ---------------------

                          c)          The amount of Collateral Available Funds on
                                      deposit in the Finance Charge Account on the
                                      related Transfer Date                                                             1,596,653
                                                                                                             ---------------------

              12          PORTFOLIO YIELD (YIELD MINUS CHARGE OFFS)
                          a)          The Portfolio Yield for the related Monthly Period                                   18.39%
                                                                                                             ---------------------

                          b)          The Portfolio Adjusted Yield for the related Monthly
                                      Period                                                                                9.21%
                                                                                                             ---------------------

C             FLOATING RATE DETERMINATIONS
              1           LIBOR for the Interest Period ending on this
                          Distribution Date                                                                  6.62000%
                                                                                                             ---------------------

              2           Number of days in this interest period                                             30
                                                                                                             ---------------------

D             CUSIP Numbers
              1           Class A                                                                            337365AA8
                                                                                                             ---------------------
              2           Class B                                                                            337365AB6
                                                                                                             ---------------------




                                         MBNA AMERICA BANK,
                                         NATIONAL ASSOCIATION
                                         Servicer



                                         By: /s/ Jack Fioravanti
                                            -------------------------------

                                         Name: Jack Fioravanti
                                         Title: Senior Vice President